UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2011 (November 26, 2010)

ARKANSAS BEST CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-19969 (Commission File Number)	71-0673405 (IRS Employer Identification Number)

3801 Old Greenwood Road Fort Smith, Arkansas (Address of principal executive offices)	72903 (Zip Code)

Registrant’s telephone number, including area code:  (479) 785-6000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04 Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On November 26, 2010, Arkansas Best Corporation (the “Company”) received a notice from the Plan Administrator of the Arkansas Best Corporation 401(k) and DC Retirement Plan (the “Plan”) notifying the Company of a blackout period under the Plan, pursuant to Section 101(i)(2)(E) of the Employee Retirement Income Security Act of 1974, as amended. The blackout period began at 4:00 PM Eastern Time on December 28, 2010 and ended at approximately 1:00 PM Eastern Time on January 14, 2011 (the “Blackout Period”). The Blackout Period was required due to a change in the recordkeepers for the Plan, from Fidelity Investments to Diversified Investment Advisors. During the Blackout Period, participants in the Plan were temporarily unable to direct or diversify investments under the Plan, or obtain a loan or distribution from the Plan.

Also on November 26, 2010, the Company sent a notice to its directors and executive officers informing them of the Blackout Period, pursuant to Section 306 of the Sarbanes-Oxley Act of 2002 and Section 104 of Regulation BTR under the Securities Exchange Act of 1934, as amended.  During the Blackout Period the Company’s directors and executive officers were prohibited from trading in the Company’s common stock (including with respect to derivatives).

A copy of the notice to the Company’s directors and executive officers is attached hereto as Exhibit 99.1 and is incorporated herein by reference. During the Blackout Period and for a period of two years after the ending date of the Blackout Period, stockholders or other interested parties may obtain, without charge, information regarding the Blackout Period by contacting Erin Gattis, Chief of Staff, Arkansas Best Corporation, 3801 Old Greenwood Road, Fort Smith, Arkansas 72903, or by telephone at (479) 785-6000.

Item 8.01   Other Events.

On January 18, 2011, Arkansas Best Corporation’s (Nasdaq: ABFS) largest subsidiary, ABF Freight System, Inc. (ABF) filed an appeal to the United States Court of Appeals for the Eighth Circuit (St. Louis) from the December 20, 2010, decision of the United States District Court for the Western District of Arkansas dismissing the lawsuit filed by ABF in November, 2010, Case 2:10-cv-02165-SWW ABF Freight System, Inc. v. International Brotherhood of Teamsters (IBT) and various other parties.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

99.1         Notice to Directors and Executive Officers dated November 26, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARKANSAS BEST CORPORATION
(Registrant)

Date:	January 18, 2011	/s/ Michael R. Johns
Michael R. Johns,
Vice President – General Counsel and
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Notice to Directors and Executive Officers dated November 26, 2010.